SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): March 17, 2004



                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
               (Exact Name of Registrant as Specified in Charter)



            UTAH                      000-33167                 84-0448400
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)




              17700 CASTLETON STREET, SUITE 589
                CITY OF INDUSTRY, CALIFORNIA                     91748
          (Address of Principal Executive Offices)             (Zip Code)



                                 (626) 964-3232
              (Registrant's Telephone Number, Including Area Code)



                           TINTIC GOLD MINING COMPANY
                  3131 TETON DRIVE, SALT LAKE CITY, UTAH 84109
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 17, 2004, Kiwa Bio-tech Products Group Corporation, formerly Tintic Gold Mining Company (the "Registrant"), issued a press release announcing completion of the merger with Kiwa Bio-Tech Products Group Ltd. The press release also announced the approval of a 4-for-1 split of the Registrant's Common Stock. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

         On March 30, 2004, the Registrant issued a press release announcing the change of the Company's corporate name to Kiwa Bio-tech Products Group Corporation and the Registrant's new trading symbol of KWBT. A copy of the press release is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------
                  99.1     Press  release  dated March 17,  2004,  issued by the
                           Registrant.

                  99.2 Press release dated March 30, 2004, issued by the Registrant.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           TINTIC GOLD MINING COMPANY



Date:    April 1, 2004                  By:      /S/ WEI LI
                                           -----------------------------
                                                 Wei Li
                                                 Chief Executive Officer


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


                                                          7
                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press release dated March 17, 2004, issued by the Registrant.

99.2              Press release dated March 30, 2004, issued by the Registrant.


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